Contract Number: LC1234567

AMENDATORY AGREEMENT

Misstatement of Age or Sex.

In the provision entitled Misstatement of Age or Sex, "age or sex" is amended to read "age."

Optional Plans of Settlement.

In the provision entitled Optional Plans of Settlement, "sex and adjusted age" is amended to read "adjusted age" and the tables for Options 4 and 4V - 3% and Options 5 and 5V - 3% are replaced with the following tables:

                                                         OPTIONS 4 and 4V - 3%
                                                          Monthly Life Income

------------------------------------------------------------------------------------------------------------------
                      Option 4 - Guaranteed Monthly Life Income for Each $1,000 of Proceeds
                    Option 4V - First Monthly Life Income Payment for Each $1,000 of Proceeds
------------------------------------------------------------------------------------------------------------------
  Adjusted     Payments     Payments    Adjusted     Payments    Payments     Adjusted    Payments     Payments
                                         Age of
Age of Payee  Guaranteed   Guaranteed     Payee     Guaranteed  Guaranteed  Age of Payee Guaranteed   Guaranteed
 on Date of       for         for      on Date of      for          for      on Date of      for         for
First Payment  10 years     20 years      First      10 years    20 years      First      10 years     20 years
                                         Payment                              Payment
------------------------------------------------------------------------------------------------------------------
     40          3.43         3.41         65          5.23        4.78          75         6.82         5.33
                                           66          5.36        4.85          76         7.01         5.36
     45          3.64         3.60         67          5.50        4.91          77         7.20         5.39
     50          3.90         3.83         68          5.64        4.98          78         7.39         5.41
     55          4.24         4.11         69          5.79        5.04          79         7.58         5.44
------------------------------------------------------------------------------------------------------------------
     60          4.67         4.43         70          5.95        5.10
     61          4.77         4.50         71          6.11        5.15          80         7.76         5.45
     62          4.88         4.57         72          6.28        5.20          85         8.60         5.50
     63          4.99         4.64         73          6.45        5.25          90         9.16         5.51
     64          5.11         4.71         74          6.63        5.29          95         9.48         5.51
------------------------------------------------------------------------------------------------------------------

                                                         OPTIONS 5 and 5V - 3%
                                                   Monthly Life Income - Two Payees

------------------------------------------------------------------------------------------------------------------
                      Option 5 - Guaranteed Monthly Life Income for Each $1,000 of Proceeds
                    Option 5V - First Monthly Life Income Payment for Each $1,000 of Proceeds
------------------------------------------------------------------------------------------------------------------
Adjusted Age           Payment Guaranteed for 10 Years                   Payment Guaranteed for 20 Years
  of First
  Payee on
   Date of
First Payment
              ----------------------------------------------------------------------------------------------------
                Adjusted Age of Second Payee on Date of First     Adjusted Age of Second Payee on Date of First
                                   Payment                                           Payment
              ----------------------------------------------------------------------------------------------------
                  60           65          70           75          60           65          70           75
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
     60          4.09          -            -           -          4.05          -            -           -
     65          4.26         4.52          -           -          4.21         4.42          -           -
     70          4.41         4.75        5.10          -          4.32         4.59        4.83          -
     75          4.52         4.95        5.42         5.89        4.39         4.70        4.98         5.18
------------------------------------------------------------------------------------------------------------------
    Rates not shown will be calculated on the same basis as the above rates and will be provide upon request.
------------------------------------------------------------------------------------------------------------------

WM-WU-FPVA-U (02)

Contract Number: LC1234567

AMENDATORY AGREEMENT

Optional Plans of Settlement (continued).

In the provision entitled Optional Plans of Settlement, the tables for Option 4V - 4% and Option 5V - 4% are replaced with the following tables:

                                                            OPTION 4V - 4%
                                                          Monthly Life Income

------------------------------------------------------------------------------------------------------------------
                          First Monthly Life Income Payment for Each $1,000 of Proceeds
------------------------------------------------------------------------------------------------------------------
  Adjusted     Payments     Payments    Adjusted     Payments    Payments     Adjusted    Payments     Payments
                                         Age of
Age of Payee  Guaranteed   Guaranteed     Payee     Guaranteed  Guaranteed  Age of Payee Guaranteed   Guaranteed
 on Date of       for         for      on Date of      for          for      on Date of      for         for
First Payment  10 years     20 years      First      10 years    20 years      First      10 years     20 years
                                         Payment                              Payment
------------------------------------------------------------------------------------------------------------------
     40          4.05         4.02         65          5.78        5.31          75         7.34         5.83
                                           66          5.91        5.37          76         7.52         5.86
     45          4.24         4.20         67          6.05        5.43          77         7.71         5.89
     50          4.49         4.41         68          6.19        5.49          78         7.89         5.91
     55          4.82         4.68         69          6.33        5.55          79         8.08         5.93
------------------------------------------------------------------------------------------------------------------
     60          5.23         4.98         70          6.49        5.61          80         8.26         5.95
     61          5.33         5.04         71          6.65        5.66
     62          5.44         5.11         72          6.81        5.71          85         9.07         5.99
     63          5.55         5.17         73          6.98        5.75          90         9.62         6.00
     64          5.66         5.24         74          7.16        5.79          95         9.92         6.00
------------------------------------------------------------------------------------------------------------------

                                                            OPTION 5V - 4%
                                                   Monthly Life Income - Two Payees

------------------------------------------------------------------------------------------------------------------
                          First Monthly Life Income Payment for Each $1,000 of Proceeds
------------------------------------------------------------------------------------------------------------------
Adjusted Age           Payment Guaranteed for 10 Years                   Payment Guaranteed for 20 Years
  of First
  Payee on
   Date of
First Payment
              ----------------------------------------------------------------------------------------------------
                Adjusted Age of Second Payee on Date of First     Adjusted Age of Second Payee on Date of First
                                   Payment                                           Payment
              ----------------------------------------------------------------------------------------------------
                  60           65          70           75          60           65          70           75
------------------------------------------------------------------------------------------------------------------
     60          4.65          -            -           -          4.61          -            -           -
     65          4.82         5.06          -           -          4.76         4.96          -           -
     70          4.96         5.30        5.64          -          4.87         5.13        5.35          -
     75          5.08         5.49        5.95         6.41        4.94         5.23        5.50         5.69
------------------------------------------------------------------------------------------------------------------
    Rates not shown will be calculated on the same basis as the above rates and will be provide upon request.
------------------------------------------------------------------------------------------------------------------

Contract Number: LC1234567

AMENDATORY AGREEMENT

Optional Plans of Settlement (continued).

In the provision entitled Optional Plans of Settlement, the tables for Option 4V - 5% and Option 5V - 5% are replaced with the following tables:

                                                            OPTION 4V - 5%
                                                          Monthly Life Income

------------------------------------------------------------------------------------------------------------------
                          First Monthly Life Income Payment for Each $1,000 of Proceeds
------------------------------------------------------------------------------------------------------------------
  Adjusted     Payments     Payments    Adjusted     Payments    Payments     Adjusted    Payments     Payments
                                         Age of
Age of Payee  Guaranteed   Guaranteed     Payee     Guaranteed  Guaranteed  Age of Payee Guaranteed   Guaranteed
 on Date of       for         for      on Date of      for          for      on Date of      for         for
First Payment  10 years     20 years      First      10 years    20 years      First      10 years     20 years
                                         Payment                              Payment
------------------------------------------------------------------------------------------------------------------
     40          4.69         4.66         65          6.35        5.85          75         7.87         6.35
                                           66          6.48        5.92          76         8.05         6.38
     45          4.88         4.82         67          6.61        5.97          77         8.23         6.40
     50          5.11         5.02         68          6.75        6.03          78         8.41         6.42
     55          5.42         5.26         69          6.89        6.09          79         8.59         6.44
------------------------------------------------------------------------------------------------------------------
     60          5.82         5.55         70          7.04        6.14
     61          5.92         5.61         71          7.19        6.19          80         8.77         6.46
     62          6.02         5.67         72          7.36        6.23          85         9.55         6.50
     63          6.12         5.73         73          7.52        6.28          90         10.08        6.51
     64          6.24         5.79         74          7.69        6.31          95         10.38        6.51
------------------------------------------------------------------------------------------------------------------

                                                            OPTION 5V - 5%
                                                   Monthly Life Income - Two Payees

------------------------------------------------------------------------------------------------------------------
                          First Monthly Life Income Payment for Each $1,000 of Proceeds
------------------------------------------------------------------------------------------------------------------
Adjusted Age           Payment Guaranteed for 10 Years                   Payment Guaranteed for 20 Years
  of First
  Payee on
   Date of
First Payment
              ----------------------------------------------------------------------------------------------------
                Adjusted Age of Second Payee on Date of First     Adjusted Age of Second Payee on Date of First
                                   Payment                                           Payment
              ----------------------------------------------------------------------------------------------------
                  60           65          70           75          60           65          70           75
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
     60          5.23          -            -           -          5.20          -            -           -
     65          5.40         5.63          -           -          5.33         5.53          -           -
     70          5.54         5.86        6.19          -          5.44         5.68        5.89          -
     75          5.65         6.05        6.49         6.94        5.51         5.78        6.03         6.21
------------------------------------------------------------------------------------------------------------------
    Rates not shown will be calculated on the same basis as the above rates and will be provide upon request.
------------------------------------------------------------------------------------------------------------------

Signed for Thrivent Financial for Lutherans
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President
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Secretary
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